GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage
2
nd
Quarter Fiscal 2010
Earnings Conference Presentation
January 26, 2010
Exhibit 99.2
GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage
Supermicro © 2009

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for
X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, a provision for litigation loss and the related tax effect of the applicable items. Management presents non-
GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended December 31, 2009.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

4 Q2’FY2010 Non-GAAP Financial Highlights (in millions, except per share data) Q2'10 YoY Sequential Revenue $182.0 41.5% 22.5% Profit after Tax $9.2 37.2% 58.4% Diluted EPS $0.22 29.4% 46.7% Change

Summary of Results
Our second quarter was a record quarter for revenues for Supermicro, up 41.5% from a year ago
We grew in all product categories, especially in Nehalem based products, storage, GPU’s and
Blades and we grew in all geographies
Based on our strongest product line ever and our increasing brand recognition, we are invited to bid more and for larger opportunities
With Supermicro’s leading performance per dollar and per watt, our customers get  low TCO and enhanced ROI performance
In a benchmark win, an HPC cluster chose Supermicro SuperBlade as the most energy efficient and highest computing density solution using an industry standard configuration
With our brand strength, strong product lines, European assembly, and improving Asian opportunities we are confident in our continued growth

Leading Architecture – FY10
New Twin
New GPUs
TwinBlade™
New ATOM server
New Generation Twin
1U Twin / 2U Twin² with new generation CPU / Chipset
Continue the momentum and leading position
TwinBlade™
20/28 DP nodes in 7U, support 40Gb/s Infiniband or
10G Ethernet connectivity
New GPU product lines
Scientific computation, imaging processing and CFD
simulation
New generation GPU – NVIDIA Fermi & AMD ATI
Boxboro MC Tukwila 4-way (Itanium)
Enterprise class high-end with full RAS features for
database and mission-critical applications
ATOM based appliance & Embedded solutions
Create territory in the market segments:
Medical, Gaming, Telecom, Military… industries

Leading Architecture – FY10
New generation 4-way / 8-way Systems
Intel new Boxboro-EX MP system in 1U/4U/5U
Addressing HPC application needs as well as enterprise market
Storage product line expansion
Super SBB product line
Higher density storage subsystems: Double-Sided
New generation 1U / 2U / 3U datacenter optimized
rack mount product lines (Intel Westmere & AMD
G34, Magne-cours)
Further optimized for enterprise virtualization applications
Including 18 DIMM, 94% high efficiency redundant power supply, more I/O capacity, GPU capability, and 100% cooling redundancy
Rack Products for Double Density and Cooling
Expending switch products offering:
FCoE, QDR IB, 10G…
Front
Back
Boxboro-EX
SBB
Double-Sided

Revenue Comparables
$129
$110
$123
$149
$182
$0
$40
$80
$120
$160
$200
$'s millions
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10
Supermicro Revenue Trend
Y/Y -6.1% -19.9% -17.1% 3.1% 41.5%
Seq. -10.8% -14.8% 12.7% 20.3% 22.5%

9 Revenue Analysis $76 $53 $67 $43 $78 $45 $97 $51 $117 $65 $- $40 $80 $120 $160 $'s millions Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Supermicro Subsystem/System Revenue Subsystems Systems s

10 Non-GAAP Gross Margins 18.9% 15.0% 16.7% 16.6% 16.7% Q2'09 Q3'09 Q4'09 Q1'10 Q2'10

11 Non-GAAP Gross Profit $24.2 $16.5 $20.6 $24.7 $30.5 $- Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Gross Profit $'s millions

Summary P&L non-GAAP
(in millions, except per share data)
non-GAAP
Q2'10 YoY Sequential Q2'09 Q1'10
Operating Expense $16.4 $0.8 $0.8 $15.6 $15.6
Operating Expense Ratio 9.0% -3.2% -1.5% 12.2% 10.5%
Operating Income $14.1 $5.5 $5.0 $8.6 $9.1
Net Income $9.2 $2.5 $3.4 $6.7 $5.8
EPS $0.22 $0.05 $0.07 $0.17 $0.15
Diluted Common Share
40.5 39.2 40.1
Effective Quarterly
Tax Rate (Benefit) 34.1% 20.8% 35.1%
Change
Count

Q2 FY2010 YTD Summary Statement of Cash Flows
($’s millions)
6 Months Ended 6 Months Ended
31-Dec-09 31-Dec-08
Net Income 11.5 $                     12.5 $
Depreciation and amortization 2.2 $                       1.7 $
Stock comp expense (FAS 123R) 3.2 $                       2.5 $
Other reserves 2.1 $                       3.3 $
Net change in AR, Inventory, AP (18.0) $                   (11.5) $
Other prepaids and liabilities 10.6 $                     1.4 $
Cash flow from operations 11.6 $                     10.0 $
Capital expenditures (1.7) $                      (2.5) $
Free cash flow 9.9 $                       7.5 $
Net cash  -  other investing activities 8.7 $                       0.8 $
Net cash - financing activities (6.6) $                      0.5 $
Net change in cash  12.0 $                     8.8 $

Q2 FY 2010 Summary of Balance Sheet Metrics
($’s millions)
Q2'10 Q1'10 Change
Cash Equivalents & Investments 88.9 $    85.2 $    3.7 $
Accounts Receivable 54.9 $    50.1 $    4.8 $
Inventory 134.3 $  100.1 $  34.2 $
Accounts Payable 112.6 $  86.3 $    26.3 $
DSO 27 30 -3
DIO 71 71 0
DPO 60 59 1
Cash Cycle Days 38 42 -4

15 Supplemental Financials Second Quarter Fiscal 2010 Ended December 31, 2009

Non-GAAP Financial Summary
(in millions, except per share data)
Q2'10 Q1'10 Q2'09
Net Sales 182.0 $     148.5 $    128.6 $
Non-GAAP Gross Margin 16.7% 16.6% 18.9%
Non-GAAP Operating Expenses 16.4 $       15.6 $      15.6 $
Non-GAAP Operating Income 14.1 $       9.1 $        8.6 $
Non-GAAP Net Income 9.2 $         5.8 $        6.7 $
Non-GAAP Net Income per common share 0.22 $       0.15 $      0.17 $
Fully diluted common shares for calculation 40.5 40.1 39.2

Prior Period Net Income Comparisons
(in millions, except per share data)
Q2'10 Q1'10 Q2'09
Net Income (GAAP) 7.6 $         3.9 $        5.3 $
FAS123R & Other Unusual Expense (tax affected) 1.6 $         1.9 $        1.3 $
Net Income (Non-GAAP) 9.2 $         5.8 $        6.7 $
Diluted Net Income per common share (GAAP) 0.19 $       0.10 $      0.14 $
FAS123R 0.03 $       0.05 $      0.03 $
Diluted Net Income per common share (Non-GAAP) 0.22 $       0.15 $      0.17 $
Common shares used in diluted EPS calculation 40.5 40.1 39.2

Q2 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q2'10
Q2'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 182.0 $          - $                  182.0 $
Cost of Sales 151.7 $          0.2 $                  151.5 $
Gross Profit 30.3 $            0.2 $                  30.5 $
Operating Expense 17.9 $            1.5 $                  16.4 $
Operating Income 12.4 $            1.7 $                  14.1 $
Interest, net (0.1) $            - $                  (0.1) $
Income Before Tax 12.3 $            1.7 $                  14.0 $
Income Tax 4.7 $              (0.1) $                 4.8 $
Net Income 7.6 $              1.6 $                  9.2 $
Diluted Net Income per common share 0.19 $            0.03 $               0.22 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 39.8 40.5 40.5

Q1 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'10
Q1'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 148.5 $           - $                    148.5 $
Cost of Sales 124.0 $           0.1 $                    123.9 $
Gross Profit 24.5 $             0.1 $                    24.7 $
Operating Expense 18.0 $             2.5 $                    15.6 $
Operating Income 6.5 $               2.6 $                    9.1 $
Interest, net (0.1) $              - $                    (0.1) $
Income Before Tax 6.4 $               2.6 $                    9.0 $
Income Tax 2.5 $               0.7 $                    3.1 $
Net Income 3.9 $               1.9 $                    5.8 $
Diluted Net Income per common share 0.10 $             0.05 $                  0.15 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 39.9 40.1 40.1

Q4 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q4'09
Q4'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 123.5 $          - $             123.5 $
Cost of Sales 103.0 $          0.2 $              102.8 $
Gross Profit 20.5 $            0.2 $              20.6 $
Operating Expense 16.7 $            1.5 $              15.2 $
Operating Income 3.7 $              1.7 $              5.4 $
Interest, net (0.2) $            - $             (0.2) $
Income Before Tax 3.6 $              1.7 $              5.2 $
Income Tax 1.2 $              0.3 $              1.5 $
Net Income 2.4 $              1.4 $              3.8 $
Diluted Net Income per common share 0.06 $            0.04 $            0.10 $
Diluted common shares used in GAAP
and
Non-GAAP per share calculation
39.2 39.5 39.5

Q3 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'09
Q3'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 109.5 $          - $             109.5 $
Cost of Sales 93.2 $            0.1 $              93.1 $
Gross Profit 16.3 $            0.1 $              16.5 $
Operating Expense 15.9 $            1.2 $              14.6 $
Operating Income 0.4 $              1.3 $              1.8 $
Interest, net (0.2) $            - $             (0.2) $
Income Before Tax 0.3 $              1.3 $              1.7 $
Income Tax (1.0) $            0.2 $              (0.7) $
Net Income 1.2 $              1.0 $              2.4 $
Diluted Net Income per common share 0.03 $            0.03 $            0.06 $
Diluted common shares used in GAAP
and
Non-GAAP per share calculation
38.8 38.9 38.9

Q2 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'09
Q2'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 128.6 $          - $             128.6 $
Cost of Sales 104.5 $          0.1 $              104.3 $
Gross Profit 24.1 $            0.1 $              24.2 $
Operating Expense 16.8 $            1.2 $              15.6 $
Operating Income 7.3 $              1.3 $              8.6 $
Interest, net (0.1) $            - $             (0.1) $
Income Before Tax 7.2 $              1.3 $              8.5 $
Income Tax 1.8 $              (0.0) $            1.8 $
Net Income 5.3 $              1.3 $              6.7 $
Diluted Net Income per common share 0.14 $            0.03 $            0.17 $
Diluted common shares used in GAAP and
Non-GAAP per share calculation 39.2 39.2 39.2